UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 29, 2004

EASTMAN CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12626 (Commission File Number)	62-1539359 (I.R.S. employer identification No.)

100 N. Eastman Road, Kingsport, TN	37660

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 12:

99.01 Public release by the registrant on July 29, 2004 of second quarter 2004 financial results.

Item 12. Results of Operations and Financial Condition

On July 29, 2004, the registrant publicly released its financial results for the second quarter 2004. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated herein by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes the following non-GAAP financial measures:

  Net earnings and diluted earnings per share excluding asset impairments and restructuring charges and a tax benefit related to assets held for sale.
  Operating earnings excluding asset impairments and restructuring charges.

Eastman’s management believes that the asset impairments and restructuring charges and tax benefits related to assets held for sale, do not reflect ongoing business results. However, management believes that these items are indicative of the performance of certain businesses and product lines, results of continuous efforts to reduce costs, and results of other actions to improve the profitability of the company. Management believes that investors can better evaluate and analyze historical and future business trends if they also consider the reported corporate and segment results, respectively, without the identified items. Management utilizes corporate earnings and segment sales revenue and operating results excluding the identified items in the measures it uses to evaluate corporate and segment performance and in determining certain performance-based compensation. These measures are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as alternatives to the GAAP measures of performance. Table 7 in the accompanying second-quarter 2004 financial tables reconciles operating earnings, net earnings and earnings per share on a GAAP basis, as reflected in Eastman’s Consolidated Statements of Earningsto operating earnings, net earnings and earnings per share excluding asset impairments and restructuring charges and the tax benefit related to assets held for sale.

In addition, the Company has chosen to present sales revenue, operating results, and asset impairments and restructuring charges attributable to restructured, divested, and consolidated product lines. Table 4 in the accompanying second-quarter 2004 financial tables provides this information related to the Company’s Coatings, Adhesives, Specialty Polymers, and Inks segment sales revenue, operating earnings and asset impairments and restructuring charges on a GAAP basis. .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eastman Chemical Company

By: /s/ Richard A. Lorraine

Name: Richard A. Lorraine
Title: Senior Vice President and
                                                      Chief Financial Officer

Date: July 29, 2004

EXHIBIT NUMBER	DESCRIPTION

99.01	Public release by the registrant on July 29, 2004 of second quarter 2004 financial results.